UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2010
SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20-4956638

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		No.)
1115 Orlando Avenue
Roseville, California 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 746-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment is being filed solely to amend the original Form 8-K filed on August 4, 2010 and the Form 8-K/A filed on November 16, 2010 with regard to the Exhibits 99.5 and 99.6 filed with such amendment. The Operations and Maintenance Agreement (“O&M Agreement”) filed as Exhibit 99.5 is being re-filed and replaced with the attached Exhibit 99.5.
With regard to the Photovoltaic System Energy Output Guaranty between the Company, Solar Tax Partners 1, LLC. and Master Tenant 2008-C, LLC (the “Output Guaranty”) previously filed as Exhibit 99.6, the Company’s maximum potential obligation under the Output Guaranty is as follows: Year 1: $1,849,557, Year 2: $1,847,539, Year 3: $1,845,495, Year 4: $1,843,425, Year 5: $1,841,330, Year 6: $1,839,854, Year 7: $1,838,346, Year 8: $1,836,808, Year 9: $1,835,239, and Year 10 $1,833,640. The calculation of the maximum potential obligation assumes that the solar facility is generating no power and that such failure is not a covered obligation of any other third party. The Company believes that the probability of shortfalls covered under the Output Guaranty are unlikely, and if they should occur would be covered under the provisions of the current panel and equipment warranty provisions.
As discussed above, the Company believes that the probability of shortfalls covered under the output guaranty are unlikely, and if they should occur would be covered under the provisions of the current panel and equipment warranty provisions. In evaluating the accounting treatment of the Output Guaranty, the Company gave consideration to the design specifications of the photovoltaic system, its experience and expertise with the performance of similar panels and inverters, noting that the guaranteed performance was within the average annual design and performance specifications. The Company also relied on the results of an independent engineering review and certification of the solar panels and inverters used in the system. Accordingly, the Company has accounted for and disclosed the possible financial impact of the Output Guaranty as part of its accrual for warranty claims.
The description of the O&M Agreement and the Output Guaranty are a summary only, do not purport to be complete and are qualified in their entirety by reference to the Exhibits attached hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description

99.5	Operations and Maintenance Agreement dated December 11, 2009*

*	Portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: March 8, 2011	/s/ Alan M. Lefko Alan M. Lefko
Vice President of Finance and Secretary

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